EXHIBIT 24 POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of The Ryland Group, Inc., a Maryland corporation, constitute and appoint Timothy
J. Geckle the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in said agent and attorney-in-fact to sign for the undersigned in their respective names as directors and officers of The Ryland Group, Inc., the Annual Report on Form 10-K of The Ryland Group, Inc., for the fiscal year ended December 31, 2000 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934. We hereby confirm all acts taken by such agent and attorney-in-fact as herein authorized.

DATED: March 20, 2001


                                        /s/    Chad Dreier
                                        ----------------------------------------
                                        Chad Dreier, Chairman of the Board,
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)

                                        /s/    Leslie M. Frecon
                                        ----------------------------------------
                                        Leslie M. Frecon, Director

                                        /s/    William L. Jews
                                        ----------------------------------------
                                        William L. Jews, Director

                                        /s/    William G. Kagler
                                        ----------------------------------------
                                        William G. Kagler, Director

                                        /s/    Ned Mansour
                                        ----------------------------------------
                                        Ned Mansour, Director

                                        /s/    Robert E. Mellor
                                        ----------------------------------------
                                        Robert E. Mellor, Director

                                        /s/    Norman J. Metcalfe
                                        ----------------------------------------
                                        Norman J. Metcalfe, Director

                                        /s/    Charlotte St. Martin
                                        ----------------------------------------
                                        Charlotte St. Martin, Director

                                        /s/    Paul J. Varello
                                        ----------------------------------------
                                        Paul J. Varello, Director

                                        /s/    John O. Wilson
                                        ----------------------------------------
                                        John O. Wilson, Director



                                       63